Forward Warrant Agreement	12 Months Ended
Dec. 31, 2022
Temporary Equity [Line Items]
Forward Warrant Agreement
14. FORWARD WARRANT AGREEMENT
In connection with the execution of the Merger Agreement in October 2021, Rigetti entered into a warrant subscription agreement (“Forward Warrant Agreement”) with a strategic partner, Ampere Computing LLC (“Ampere”) for the purchase of a warrant for an aggregate purchase price (including amounts from exercise) of $
10.0 million. The Forward Warrant Agreement provides for the issuance of a warrant for the purchase of an aggregate of 1,000,000 shares of Common Stock at an exercise price of $0.0001. The purchase of the warrant was conditioned upon, among other things, the consummation of the Business Combination and the entry into a collaboration agreement between Rigetti and Ampere. The parties entered into the collaboration agreement in January 2022. Ampere was required to pay $5.0 million to Rigetti no later than the later of (i) the Closing and (ii) June 30, 2022.
On June 30, 2022, pursuant to the Warrant Subscription Agreement, the Company issued the warrant to Ampere upon receipt of an aggregate of $5.0 million (including the exercise price), and upon such payment and issuance, 500,000 shares of the Company’s Common Stock vested under the warrant and were immediately exercised by Ampere pursuant to the terms of the warrant. Ampere is required to pay an additional $5.0 million to Rigetti no later than the closing date of the listing of Ampere’s capital stock, provided that if the listing has not occurred by the second anniversary of the Warrant Subscription Agreement, Ampere is not obligated to make the additional payment. Upon the payment of such additional amounts, the warrant will vest and be exercisable with respect to the remaining 500,000 shares underlying the warrant. The Warrant Subscription Agreement further provides that the Company will use commercially reasonable efforts to file a registration statement to register the resale of the remaining shares underlying the warrant. The Company filed a registration statement registering the resale of the initial 500,000 shares issued under the warrant during the year ended December 31, 2022.
The Company evaluated the Forward Warrant Agreement as a derivative in conjunction with the guidance of ASC 480, “Distinguishing Liabilities from Equity”. The Company calculated the fair value of the Forward Warrant Agreement by using the Forward Contract Pricing methodology at inception and at December 31, 2022. The fair value of the Forward Warrant Agreement was estimated based on the following key inputs and assumptions 1)

Assumed holding period 2) Related risk-
free
rate and 3) Likelihood of the outcome of the various contingencies outlined below. Based on these inputs and assumption, the Company calculated the fair value of the Forward Warrant Agreement to be a $
2.2 million derivative asset and a ($0.2 million) derivative liability at December 31, 2022 and December 31, 2021, respectively. The Company has included the derivative asset as a forward contract asset and the derivative liability separately in other liabilities (current) on the balance sheet line in the accompanying consolidated balance sheets as of December 31, 2022 and December 31, 2021, respectively. The change in fair value is recorded as part of the general and administrative operating activities in the Company’s consolidated statements of operations.
The following table represents key valuation assumptions as of the year ended
December 31, 2022 and 11 months ended December 31, 2021:

Valuation Assumptions	December 31, 2022	December 31, 2021
Holding period (in years)	0.767	0.5-1.13
Risk free rate	4.69%	0.19%-0.43%
Probability of occurring the contingency	50%	50%-100%
Underlying value per share	$0.73	$10.29